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                                                                   EXHIBIT 10.21


                                 AMENDMENT NO. 3
                                       TO
                        ORBIMAGE GROUND STATIONS CONTRACT
                            CONTRACT NO. OGS-99-02-01

     AMENDMENT NO. 3 TO ORBIMAGE GROUND STATIONS CONTRACTS NO. OGS-99-02-01 (the "Amendment") is made and entered into as of the 6th day of October 1999 by and between MACDONALD, DETTWILER AND ASSOCIATES LTD., a Canadian corporation ("MacDonald Dettwiler"), and Orbital Imaging Corporation, a Delaware corporation ("ORBIMAGE").

                                    RECITALS

     WHEREAS, ORBIMAGE and MacDonald Dettwiler are parties to that certain ORBIMAGE Ground Stations Contract No. OGS-99-02-01 dated May 26, 1999, pursuant to which MacDonald Dettwiler has agreed to deliver a series of OGS Systems and options meeting certain agreed technical and other specifications at an agreed price, subject to final agreement of the parties with respect to each OGS System ordered by ORBIMAGE (the "OGS Contract"); and

     WHEREAS, in connection with the OGS Contract, ORBIMAGE must exercise CLIN 0001c, Regional Distributor Software Development NRE, on or before October 6, 1999; and

     WHEREAS, in connection with the NTT Data OGS, MacDonald Dettwiler submitted to ORBIMAGE that certain Deferral of Warranty Price Proposal Ref. PS99-G-F/0504 dated September 29, 1999 (the "Deferral of Warranty Proposal"), which would become CLIN 0005a, setting forth MacDonald Dettwiler's proposal to deliver said Deferral of Warranty solely for the purposes of the NTT Data OGS (the "Deferral of Warranty"); and

     WHEREAS, ORBIMAGE desires to exercise CLIN 0001c and CLIN 0005a of Exhibit B of the OGS Contract; and

     WHEREAS, in connection with the delivery of the Regional Distributor Software Development NRE and the Deferral of Warranty the parties desire to amend certain provisions of the OGS Contract as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:



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ARTICLE 1.    ORDER

     (a) ORBIMAGE hereby exercises CLIN 0001c and 0005a of Exhibit B of the OGS Contract for the delivery of the Regional Distributor Software Development NRE and delivery of the Deferral of Warranty. MacDonald Dettwiler hereby acknowledges the foregoing and agrees to deliver the Regional Distributor Software Development NRE and delivery of the Deferral of Warranty on the terms and conditions of the OGS Contract.

     (b) The FFP amount for CLIN 0005a is [*CONFIDENTIAL TREATMENT REQUESTED*]. The total FFP amount payable by ORBIMAGE for the delivery of the NTT Data OGS, consisting of CLINs 0005, 0005a, 0009, 0011 and the OrbView-3 Update is set forth below:

     [*CONFIDENTIAL TREATMENT REQUESTED*]

     (c)      [*CONFIDENTIAL TREATMENT REQUESTED*]


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ARTICLE 2.    AMENDMENTS TO EXHIBIT B OF THE OGS CONTRACT

     (a) The parties hereby amend the table set forth in Exhibit B, Section 2 of the OGS Contract by deleting said table in its entirety and replacing it with the following (which amendment incorporates the new CLIN 0001c for the Regional Distributor Software Development NRE set forth in Article 1(a) above):

[*CONFIDENTIAL TREATMENT REQUESTED*]

ARTICLE 3.    MISCELLANEOUS

     (a) Except as expressly modified or amended hereby, all of the terms and conditions of the OGS Contract shall remain in full force and effect.

     (b) This Amendment may be executed in two or more counterparts, each of which shall be considered an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.


MACDONALD, DETTWILER AND                       ORBITAL IMAGING CORPORATION
ASSOCIATES LTD.



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Signature                                      Signature

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Name                                           Name

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Title                                          Title


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